                                                                  EXHIBIT 10.14


                                                    SERVICE AGREEMENT NO. 37994
                                                  CONTROL No. 1993-10-02 - 1413


                             FTS1 SERVICE AGREEMENT

THIS AGREEMENT, made and entered into this 1st day of NOVEMBER, 1993, by and between:


         COLUMBIA GULF TRANSMISSION COMPANY
         ("TRANSPORTER")
         AND
         MOUNTAINEER GAS CO
         ("SHIPPER")


WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Service to be Rendered. Transporter shall perform and Shipper shall receive the service in accordance with the provisions of the effective FTS1 Rate Schedule and applicable General Terms and Conditions of Transporter's FERC Gas Tariff, First Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission herein contained. The maximum obligations of Transporter to deliver gas hereunder to or for Shipper, the designation of the points of delivery at which Transporter shall deliver or cause gas to be delivered to or for Shipper, and the points of receipt at which the Shipper shall deliver or cause gas to be delivered, are specified in Appendix A, as the same may be amended from time to time by agreement between Shipper and Transporter, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284. 222 of Subpart G of the Commission's regulations. Shipper warrants that service hereunder is being provided on behalf of AN INTERSTATE PIPELINE COMPANY, COLUMBIA GAS TRANSMISSION.

Section 2. Term. Service under this Agreement shall commence as of NOVEMBER 0 1 , 1993 , and shall continue in full force and effect until OCTOBER 31, 2004, and from YEAR-to-YEAR thereafter unless terminated by either party upon 6 MONTHS' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Shipper and Transporter agree to avail themselves of the Commission's pre-granted abandonment authority upon termination of this Agreement, subject to any right of first refusal Shipper may have under the Commission's regulations and Transporter's Tariff.

Section 3. Rates. Shipper shall pay the charges and furnish Retainage as described in the above-referenced Rate Schedule, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement

Section 4. Notices. Notices to Transporter under this Agreement shall be addressed to it at Post Office Box 683, Houston, Texas 77001, Attention:
Director, Planning, Transportation and Exchange and notices to Shipper shall be addressed to it at:

         MOUNTAINEER GAS CO
         414 SUMMERS STREET
         CHARLESTON, WV 25301
         ATTN:  PAM RUCKMAN;

until changed by either party by written notice.

Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements:
FTS1 34563

       MOUNTAINEER GAS CO


By:     /s/ Richard Grant
       -----------------------------
Name:   Richard Grant
       -----------------------------
Title:  President
       -----------------------------
Date:   6/2/94
       -----------------------------

       COLUMBIA GULF TRANSMISSION COMPANY


By:     /s/ S.M. Warnick
       -----------------------------
Name:   S.M. Warnick
       -----------------------------
Title:  Vice President
       -----------------------------
Date:   6-27-94
       -----------------------------

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO


            Transportation Demand        231,893   Dth/day




                             Primary Receipt Points


Measuring                 Measuring                    Maximum Daily
Point No.                 Point Name                 Quantity (Dth/Day)
------------------------------------------------------------------------------
2700010                   CGT-RAYNE                       30,810

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413



Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO




                            Primary Delivery Points


Measuring                 Measuring                      Maximum Daily
Point No.                 Point Name                   Quantity (Dth/Day)
------------------------------------------------------------------------------
801                       TCO-LEACH                       30,810

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO







The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.





CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


       MOUNTAINEER GAS CO


By:     /s/ Richard Grant
       -----------------------------
Name:   Richard Grant
       -----------------------------
Title:  President
       -----------------------------
Date:   6/2/94
       -----------------------------

       COLUMBIA GULF TRANSMISSION COMPANY


By:     /s/ S.M. Warnick
       -----------------------------
Name:   S.M. Warnick
       -----------------------------
Title:  Vice President
       -----------------------------
Date:   6-27-94
       -----------------------------

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO


             Transportation Demand        104,953   Dth/day




                             Primary Receipt Points


Measuring                     Measuring               Maximum Daily
Point No.                     Point Name            Quantity (Dth/Day)
------------------------------------------------------------------------------
2700010                       CGT-RAYNE                  104,953

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO






                            Primary Delivery Points


Measuring                 Measuring                    Maximum Daily
Point No.                 Point Name                 Quantity (Dth/Day)
-------------------------------------------------------------------------------
801                       TCO-LEACH                      104,953

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO




The Master List of Interconnects (MLI) as defined in Section 1 of the General Terms and Conditions is incorporated herein by reference for purposes of listing valid secondary interruptible receipt points and delivery points.





CANCELLATION OF PREVIOUS APPENDIX A

Service changes pursuant to this Appendix A shall become effective as of NOVEMBER 01, 1993. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A, to the Service Agreement referenced above. With the exception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.


       MOUNTAINEER GAS CO


By:     /s/ Richard Grant
       ---------------------------
Name:   Richard Grant
       ---------------------------
Title:  President
       ---------------------------
Date:   6/2/94
       ---------------------------

       COLUMBIA GULF TRANSMISSION COMPANY


By:     /s/ S.M. Warnick
       ---------------------------
Name:   S.M. Warnick
       ---------------------------
Title:  Vice President
       ---------------------------
Date:   9-6-94
       ---------------------------

                                                  Revision No.
                                                  Control No. 1993-10-02 - 1413


Appendix A to Service Agreement No. 37994
Under Rate Schedule FTS1
Between (Transporter) COLUMBIA GULF TRANSMISSION COMPANY and (Shipper) MOUNTAINEER GAS CO



         Superseded Agreements:  FTS1  37888